AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

SUPPLEMENT DATED DECEMBER 16, 2005 TO THE

PROSPECTUS DATED MARCH 1, 2005,

AS REVISED SEPTEMBER 3, 2005

This Supplement updates the above-referenced Prospectus of AXA Enterprise Multimanager Funds Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The information provided below updates information regarding how to exchange shares.

Under the heading, “Fund Services,” the subheading, “Exchanging Shares,” and the additional subheading, “How to Exchange Fund Shares,” the first paragraph is replaced with the following:

Shares of each Fund generally may be exchanged for shares of a class with similar characteristics in another participating fund managed by AXA Equitable or Enterprise Capital Management, Inc. (collectively, “AXA Enterprise Funds”). Shares of each Fund also may be acquired in exchange for shares of the same class of an AXA Enterprise Fund. For more information about the AXA Enterprise Funds including each fund’s investment policies and strategies, risks, charges and expenses, visit www.axaenterprise.com or call 1-800-432-4320 for a prospectus. Please read the prospectus carefully before investing.